================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): January 3, 2003

                        ALLIED HEALTHCARE PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-19266                                      25-1370721
-------------------------------------            -------------------------------
      (Commission File Number)                   (I.R.S. Employer Identification
                                                               No.)

         1720 SUBLETTE AVENUE
         ST. LOUIS, MISSOURI                                 63110
-------------------------------------            -------------------------------
(Address of Principal Executive offices)                    (Zip Code)


                                 (314) 771-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)


================================================================================

ITEM 5.           OTHER EVENTS.

         Effective January 3, 2003, David A. Grabowski ceased employment as Vice President -- Marketing of Allied Healthcare Products, Inc., and Philip J. Strasser ceased employment as Vice President -- Sales of Allied Healthcare Products, Inc.

         Effective January 6, 2003, Robert Ricks, was employed as Vice President -- Sales & Marketing of Allied Healthcare Products, Inc.

         Mr. Ricks, age 53, was previously employed in various sales and marketing positions by the Company from 1980 until 1994 including Vice President of Sales & Marketing prior to his retirement from the Company in 1994. From late 1994 through 1997, Mr. Ricks served as president of the U.S. operations of Gibeck AB, a Swedish manufacturer of anesthesiology and respiratory equipment. From 1998 until his rehiring by the Company, Mr. Ricks has engaged in private investment and consulting activities.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Allied Healthcare Products, Inc.


Date:    January 6, 2003                By: /s/ Daniel Dunn
                                            ------------------------------------
                                            Chief Financial Officer
                                            Vice President


                                       2